SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event being Reported): April 22, 2004

                            E-THE MOVIE NETWORK, INC.
             (Exact name of registrant as specified in its charter)



           Florida                     0-50062                 59-1082273
(State or Other Jurisdiction        Commission File            IRS Employer
      of Incorporation)                 Number)             Identification No.)


                   1428 36TH STREET, BROOKLYN, NEW YORK 11218
                    (Address of Principal Executive Offices)

                                 (718) 436-7931
              (Registrant's Telephone Number, including Area Code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

       On April 22, 2004, e-The Movie Network, Inc. (the "Company") appointed Marcum & Kliegman, LLP, independent public accountants ("M&K") to audit the Company's consolidated financial statements for the fiscal year ended October 31, 2004.

       During the two most recent fiscal years and through the date of this report, neither the Company nor anyone on its behalf has consulted with M&K regarding either the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-B.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE: April 23, 2004                      e-THE MOVIE NETWORK, INC.

                                          BY: /s/ JACOB HERSKOVITS
                                              ---------------------------
                                                  JACOB HERSKOVITS,
                                                  CHIEF EXECUTIVE OFFICER